EXHIBIT 10.3

                              TERMINATION AGREEMENT

             THIS TERMINATION AGREEMENT is made as of March 28, 2005


B E T W E E N:


                        OCCULOGIX, INC., a corporation incorporated under the laws of the State of Delaware

                        ("OCCULOGIX")

                        - and -

                        APHERESIS TECHNOLOGIES, INC., a corporation incorporated under the laws of the State of Florida

                        ("ATI")


      WHEREAS OccuLogix Corporation (later Vascular Sciences Corporation and now OccuLogix) and ATI entered into a distribution services agreement (the "ORIGINAL DISTRIBUTION SERVICES AGREEMENT"), dated May 1, 2002, pursuant to which ATI has been providing to OccuLogix, on an exclusive basis, warehousing, order fulfillment, shipping, billing and customer services;

      AND WHEREAS Vascular Sciences Corporation (now OccuLogix) and ATI amended the Original Distribution Services Agreement by an amendment dated July 30, 2004 (the "AMENDMENT");

      AND WHEREAS OccuLogix LLC and ATI wish to terminate the Original Distribution Services Agreement and the Amendment as of the date hereof;

      NOW THEREFORE in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, OccuLogix and ATI hereby agree as follows:

1. Effective as of the date hereof, the Original Distribution Services Agreement and the Amendment are hereby terminated and rendered null and void, save and except for those provisions thereof that are expressly stated to survive the termination of the Original Distribution Services Agreement or the Amendment, as the case may be, including without limitation, the confidentiality obligations contained in Section 11 of the Original Distribution Services Agreement.

2.    For greater certainty, ATI hereby waives the requirement, contained in
      Section 1 of the Amendment, for OccuLogix to provide ATI with 30 days' prior written notice of an intention to terminate the Original Distribution Services Agreement.


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3.    Each of the parties hereto hereby represents and warrants to the other party that:

      (a) it has the corporate power and capacity to enter into, and perform its obligations under, this Termination Agreement; and

      (b) it has taken all necessary action on its part to authorize the execution and delivery by it of this Termination Agreement and the performance of its obligations hereunder.

4. Each of the parties hereto hereby agrees to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, such further acts, documents and instruments as may be reasonably necessary to accomplish the intent of this Termination Agreement.

5. This Termination Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida without regard to the conflicts of law principles applicable under such laws.

6. This Termination Agreement may be signed by facsimile and in counterpart, and each such counterpart will constitute an original document, and such counterparts, taken together, will constitute one and the same instrument.

      IN WITNESS WHEREOF the parties hereto have executed this Termination Agreement as of the date first written above.


                                           OCCULOGIX, INC.


                                           By:
                                             -----------------------------------
                                              Name:  William G. Dumencu
                                              Title: Chief Financial Officer and
                                                     Treasurer


                                           APHERESIS TECHNOLOGIES, INC.


                                           By:
                                             -----------------------------------
                                             Name:  John Cornish
                                             Title: President